UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 March 16, 2001
                                (Date of earliest
                                 event reported)



                               EXELON CORPORATION
             (Exact name of registrant as specified in its charter)




      Pennsylvania               1-16169                 23-2990190
    (State or other                (SEC                (IRS Employer
    jurisdiction of            file number)            Identification
     incorporation)                                        Number)



                      37th Floor, 10 South Dearborn Street
                             Post Office Box A-3005
                          Chicago, Illinois 60690-3005
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (312) 394-4321

Item 5.  Other Events

The purpose of this Current Report is to file certain financial information regarding Exelon Corporation and Subsidiary Companies. Such financial information is set forth in the exhibits to this Current Report.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

     23   Consent of Independent Public Accountants
     99-1 Selected Financial Data and Market for Registrant's Common Equity and
          Related Stockholder Matters
     99-2 Management's Discussion and Analysis of Financial Condition and
          Results of Operations
     99-3 Financial Statements and Supplementary Data

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               EXELON CORPORATION


                                               /S/  Ruth Ann M. Gillis
                                               --------------------------------
                                               Ruth Ann M. Gillis
                                               Principal Financial Officer



March 16, 2001